Exhibit 99.2

The St. Paul Travelers Companies, Inc.
Financial Supplement - Second Quarter 2005

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers). Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock. For accounting purposes, this transaction is being accounted for as a reverse acquisition with Travelers treated as the accounting acquirer. Accordingly, the transaction is being accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All historical information prior to April 1, 2004 included in this Financial Supplement represents the standalone results of Travelers as Travelers is treated as the accounting acquirer.

Consolidated Results
Financial Highlights
Reconciliation to Net Income and Earnings Per Share
Statement of Income
Net Income by Major Component and Combined Ratio
Operating Income
Selected Statistics - Property and Casualty Operations
Written and Earned Premiums - Property and Casualty Operations

Commercial
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Gross and Net Written Premium

Specialty
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Net Written Premium
Proforma Gross and Net Written Premium

Personal
Operating Income
Operating Income by Major Component and Combined Ratio
Selected Statistics
Selected Statistics - Automobile
Selected Statistics - Homeowners and Other

Supplemental Detail
Interest Expense and Other
Consolidated Balance Sheet
Investment Portfolio
Investment Portfolio - Fixed Maturities Data
Investment Income
Net Realized and Unrealized Investment Gains (Losses)
Reinsurance Recoverables
Net Reserves for Losses and Loss Adjustment Expense
Asbestos and Environmental Reserves
Capitalization
Statutory to GAAP Shareholders’ Equity Reconciliation
Statement of Cash Flows
Statement of Cash Flows (continued)

Glossary of Financial Measures and Description of Operating Segments

The St. Paul Travelers Companies, Inc.

Financial Highlights

($ in millions, except per share data)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Income (loss) from continuing operations	$587	$(302)	$311	$271	$877	$931	$285	$1,808
Income (loss) from continuing operations per share (1):
Basic	$1.35	$(0.46)	$0.46	$0.40	$1.31	$1.39	$0.51	$2.70
Diluted	$1.31	$(0.46)	$0.46	$0.39	$1.25	$1.33	$0.51	$2.58

Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$312	$1,281
Net income (loss) per share (1):
Basic	$1.35	$(0.42)	$0.51	$0.45	$0.31	$1.59	$0.56	$1.91
Diluted	$1.31	$(0.42)	$0.50	$0.44	$0.31	$1.52	$0.56	$1.84

Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$277	$1,825
Operating income (loss) per share (1):
Basic	$1.41	$(0.51)	$0.51	$0.41	$1.28	$1.44	$0.50	$2.72
Diluted	$1.37	$(0.51)	$0.50	$0.40	$1.23	$1.38	$0.50	$2.60

Continuing operations return on equity	19.0%	(6.0)%	6.1%	5.2%	16.6%	17.4%	3.5%	17.0%
Return on equity	19.0%	(5.4)%	6.7%	5.8%	4.0%	20.0%	3.8%	12.1%
Operating return on equity	21.9%	(6.9)%	6.9%	5.5%	16.7%	18.6%	3.5%	17.7%

Total assets, at period end (2)	$65,070	$106,046	$109,101	$111,246	$110,750	$111,804	$106,046	$111,804
Total equity, at period end	$12,674	$19,930	$20,889	$21,201	$20,732	$22,369	$19,930	$22,369

Book value per share, at period end (1)	$28.98	$29.52	$30.91	$31.35	$30.51	$32.90	$29.52	$32.90
Adjusted book value per share, at period end	$26.18	$29.30	$29.63	$30.05	$30.10	$31.48	$29.30	$31.48

Weighted average number of common shares outstanding (basic) (1)	434.6	664.8	665.9	666.8	668.1	669.5	549.7	668.8
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	453.9	664.8	707.9	708.6	709.1	710.3	562.9	709.7
Common shares outstanding at period end (1)	437.3	668.5	669.2	670.3	673.6	674.6	668.5	674.6

Common stock dividends declared	$81.7	$146.9	$147.1	$147.5	$148.2	$155.1	$228.6	$303.3

(1)   The number of shares and per share amounts for 1Q 2004 and YTD 2Q 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

(2)   As a result of decrease in the Company’s ownership interest in Nuveen, the Company began applying the equity method of accounting for its investment in Nuveen in 2Q 2004. Accordingly, total assets for prior quarters have been reclassified.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Reconciliation to Net Income and Earnings Per Share

($ in millions, except earnings per share)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Net income (loss)
Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$277	$1,825
Net realized investment gains (losses)	(27)	35	(32)	(4)	18	(35)	8	(17)
Income (loss) from continuing operations	587	(302)	311	271	877	931	285	1,808
Discontinued operations	—	27	29	32	(665)	138	27	(527)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$312	$1,281

Basic earnings per share (1)
Operating income (loss)	$1.41	$(0.51)	$0.51	$0.41	$1.28	$1.44	$0.50	$2.72
Net realized investment gains (losses)	(0.06)	0.05	(0.05)	(0.01)	0.03	(0.05)	0.01	(0.02)
Income (loss) from continuing operations	1.35	(0.46)	0.46	0.40	1.31	1.39	0.51	2.70
Discontinued operations	—	0.04	0.05	0.05	(1.00)	0.20	0.05	(0.79)
Net income (loss)	$1.35	$(0.42)	$0.51	$0.45	$0.31	$1.59	$0.56	$1.91

Diluted earnings per share (1)
Operating income (loss)	$1.37	$(0.51)	$0.50	$0.40	$1.23	$1.38	$0.50	$2.60
Net realized investment gains (losses)	(0.06)	0.05	(0.04)	(0.01)	0.02	(0.05)	0.01	(0.02)
Income (loss) from continuing operations	1.31	(0.46)	0.46	0.39	1.25	1.33	0.51	2.58
Discontinued operations	—	0.04	0.04	0.05	(0.94)	0.19	0.05	(0.74)
Net income (loss)	$1.31	$(0.42)	$0.50	$0.44	$0.31	$1.52	$0.56	$1.84

Adjustments to net income and
weighted average shares for net income EPS calculation: (2)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Basic
Net income, as reported	$587	$(275)	$340	$303	$212	$1,069	$312	$1,281
Preferred stock dividends, net of taxes	—	(2)	(2)	(2)	(2)	(2)	(2)	(3)
Net income available to common shareholders	$587	$(277)	$338	$301	$210	$1,067	$310	$1,278

Diluted
Net income available to common shareholders - basic	$587	$(277)	$338	$301	$210	$1,067	$310	$1,278
Effect of dilutive securities:
Equity unit stock purchase contracts	N/A	—	4	4	3	3	4	7
Convertible preferred stock	N/A	—	1	1	2	2	1	3
Zero coupon convertible notes	N/A	—	1	1	1	1	—	2
Convertible junior subordinate notes	—	—	7	7	7	7	—	13
Net income available to common shareholders - diluted	$587	$(277)	$351	$314	$223	$1,080	$315	$1,303

Common Shares
Basic
Weighted average shares outstanding	435	665	666	667	668	669	550	669

Diluted
Weighted average shares outstanding	435	665	666	667	668	669	550	669
Weighted average effects of dilutive securities:
Stock options and other incentive plans	3	—	3	3	2	2	3	2
Equity unit stock purchase contracts	N/A	—	15	15	15	15	8	15
Convertible preferred stock	N/A	—	5	5	5	4	3	4
Zero coupon convertible notes	N/A	—	2	2	2	2	—	2
Convertible junior subordinate notes	17	—	17	17	17	17	—	17
Diluted weighted average shares outstanding	454	665	708	709	709	710	563	710

(1)   The number of shares and per share amounts for 1Q 2004 and YTD 2Q 2004 have been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.

(2)   Adjustments to net income and weighted average shares for net income EPS calculation can also be used for the operating income and income from continuing operations EPS calculations.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Statement of Income - Consolidated

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$8,493	$10,228
Net investment income (1)	619	642	667	735	765	775	1,261	1,540
Fee income	172	171	186	177	171	165	343	336
Net realized investment gains (losses)	(42)	55	(49)	(3)	—	(55)	13	(55)
Other revenues	39	38	56	43	50	43	77	93
Total revenues	4,127	6,060	6,129	6,228	6,105	6,037	10,187	12,142

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223	3,101	7,150	6,324
Amortization of deferred acquisition costs	526	805	820	827	810	783	1,331	1,593
General and administrative expenses	467	864	792	822	813	789	1,331	1,602
Interest expense	36	63	67	70	71	70	99	141
Total claims and expenses	3,310	6,601	5,765	5,922	4,917	4,743	9,911	9,660

Income (loss) before income taxes and minority interest	817	(541)	364	306	1,188	1,294	276	2,482
Income taxes	227	(239)	48	33	311	363	(12)	674
Minority interest, net of tax	3	—	5	2	—	—	3	—
Income (loss) from continuing operations	587	(302)	311	271	877	931	285	1,808
Discontinued operations:
Operating income (loss), net of taxes	—	27	29	32	(665)	—	27	(665)
Gain on disposal, net of taxes	—	—	—	—	—	138	—	138
Income (loss) from discountinued operations (2)	—	27	29	32	(665)	138	27	(527)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$312	$1,281

Other statistics:
Effective tax rate on net investment income	26.6%	23.7%	23.0%	23.4%	23.9%	22.8%	25.1%	23.3%
Net investment income (after-tax)	$454	$490	$514	$562	$583	$598	$944	$1,181

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$612	$116	$31	$11	$44	$42
After-tax	$13	$16	$402	$80	$20	$8	$29	$28

(1)   Includes $127 million of pre-tax net investment income in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment. Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)   In accordance with its plan to divest its equity ownership in Nuveen Investments, Nuveen Investments was accounted for as a discontinued operation beginning in the first quarter of 2005. Additionally, due to the taxable nature of the transaction, the Company recorded a charge of $687 million in discontinued operations in the first quarter of 2005, reflecting the difference between the tax basis and the GAAP carrying value of its investment in Nuveen Investments. A $138 million after-tax gain was recorded in the second quarter of 2005 related to the divestiture of 45.9 million shares of Nuveen Investments.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Income by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Underwriting gain (loss)	$160	$(789)	$(155)	$(263)	$291	$383	$(629)	$674
Net investment income	454	490	514	562	583	598	944	1,181
Other, including interest expense (1)	—	(38)	(16)	(24)	(15)	(15)	(38)	(30)
Operating income (loss)	614	(337)	343	275	859	966	277	1,825
Net realized investment gains (losses)	(27)	35	(32)	(4)	18	(35)	8	(17)
Discontinued operations	—	27	29	32	(665)	138	27	(527)
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$312	$1,281

GAAP Combined Ratio (2, 3)
Loss and loss adjustment expense ratio	65.8%	93.1%	75.8%	78.2%	61.3%	59.4%	82.4%	60.4%
Underwriting expense ratio	26.1%	29.6%	28.0%	28.9%	29.2%	28.2%	28.2%	28.7%
Combined ratio	91.9%	122.7%	103.8%	107.1%	90.5%	87.6%	110.6%	89.1%

Impact of catastrophes on combined ratio	0.6%	0.5%	11.6%	2.1%	0.6%	0.2%	0.5%	0.4%
Impact of prior year reserve development on combined ratio	1.3%	27.1%	1.6%	16.5%	-1.1%	-1.5%	17.0%	-1.2%

(1)          Includes minority interests.

(2)          Before policyholder dividends.

(3)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Billing and policy fees	$23	$26	$26	$26	$29	$26	$49	$55
Fee income:
Loss and loss adjustment expenses	$76	$82	$87	$87	$76	$63	$158	$139
Other underwriting expenses	96	89	99	90	95	102	185	197
Total fee income	$172	$171	$186	$177	$171	$165	$343	$336

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Consolidated

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Revenues
Premiums	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$8,493	$10,228
Net investment income	619	642	667	735	765	775	1,261	1,540
Fee income	172	171	186	177	171	165	343	336
Other revenues	39	38	56	43	50	43	77	93
Total revenues	4,169	6,005	6,178	6,231	6,105	6,092	10,174	12,197

Claims and expenses
Claims and claim adjustment expenses	2,281	4,869	4,086	4,203	3,223	3,101	7,150	6,324
Amortization of deferred acquisition costs	526	805	820	827	810	783	1,331	1,593
General and administrative expenses	467	864	792	822	813	789	1,331	1,602
Interest expense	36	63	67	70	71	70	99	141
Total claims and expenses	3,310	6,601	5,765	5,922	4,917	4,743	9,911	9,660

Operating income (loss) before income taxes and minority interest	859	(596)	413	309	1,188	1,349	263	2,537
Income taxes	242	(259)	65	32	329	383	(17)	712
Minority interest, net of tax	3	—	5	2	—	—	3	—
Operating income (loss)	$614	$(337)	$343	$275	$859	$966	$277	$1,825

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Property and Casualty Operations

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Statutory underwriting
Gross written premiums	$4,010	$6,142	$6,129	$5,977	$5,920	$5,909	$10,152	$11,829
Net written premiums	$3,400	$5,256	$5,189	$5,201	$4,780	$5,216	$8,656	$9,996

Net earned premiums	$3,339	$5,161	$5,269	$5,276	$5,119	$5,109	$8,500	$10,228
Losses and loss adjustment expenses	2,209	4,818	4,040	4,139	3,127	3,033	7,027	6,160
Underwriting expenses	903	1,603	1,420	1,406	1,435	1,461	2,506	2,896
Statutory underwriting gain (loss)	227	(1,260)	(191)	(269)	557	615	(1,033)	1,172
Policyholder dividends	6	(10)	7	(9)	7	6	(4)	13
Statutory underwriting gain (loss) after policyholder dividends	$221	$(1,250)	$(198)	$(260)	$550	$609	$(1,029)	$1,159

Other statutory statistics
Reserves for losses and loss adjustment expenses	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$40,039	$41,357
Increase (decrease) in reserves (1)	$255	$15,755	$1,051	$638	$(91)	$(280)	$16,010	$(371)
Statutory surplus	$8,788	$13,955	$14,379	$15,112	$15,441	$16,137	$13,955	$16,137
Net written premiums/surplus (2)	1.54:1	1.51:1	1.45:1	1.38:1	1.32:1	1.26:1	1.51:1	1.26:1

(1)               Includes the acquisition of St. Paul reserves as of April 1, 2004, totaling $13,713.

(2)               1Q 2004 based on 12 month rolling net written premiums. 2Q 2004 based on annualized current quarter net written premiums. 3Q 2004 based on annualized 2Q 2004 and 3Q 2004 net written premiums. 4Q 2004 based on annualized 2Q 2004, 3Q 2004 and 4Q 2004 net written premiums. 1Q and 2Q 2005 based on 12 month rolling net written premiums.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Written and Earned Premiums - Property and Casualty Operations

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
As reported	2004	2004	2004	2004	2005	2005	2004	2005

Written premiums
Direct	$3,923	$5,905	$5,850	$5,735	$5,538	$5,814	$9,828	$11,352
Assumed	87	237	279	242	382	95	324	477
Gross	4,010	6,142	6,129	5,977	5,920	5,909	10,152	11,829
Ceded	(610)	(886)	(940)	(776)	(1,140)	(693)	(1,496)	(1,833)
Net	$3,400	$5,256	$5,189	$5,201	$4,780	$5,216	$8,656	$9,996

Earned premiums
Direct	$3,758	$5,909	$5,971	$5,913	$5,732	$5,720	$9,667	$11,452
Assumed	102	332	264	309	291	235	434	526
Gross	3,860	6,241	6,235	6,222	6,023	5,955	10,101	11,978
Ceded	(521)	(1,087)	(966)	(946)	(904)	(846)	(1,608)	(1,750)
Net	$3,339	$5,154	$5,269	$5,276	$5,119	$5,109	$8,493	$10,228

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
Proforma	2004	2004	2004	2004	2005	2005	2004	2005

Written premiums
Direct	$5,967	$5,905	$5,850	$5,735	$5,538	$5,814	$11,872	$11,352
Assumed	287	237	279	242	382	95	524	477
Gross	6,254	6,142	6,129	5,977	5,920	5,909	12,396	11,829
Ceded	(1,065)	(886)	(940)	(776)	(1,140)	(693)	(1,951)	(1,833)
Net	$5,189	$5,256	$5,189	$5,201	$4,780	$5,216	$10,445	$9,996

Earned premiums
Direct	$5,848	$5,909	$5,971	$5,913	$5,732	$5,720	$11,757	$11,452
Assumed	257	332	264	309	291	235	589	526
Gross	6,105	6,241	6,235	6,222	6,023	5,955	12,346	11,978
Ceded	(981)	(1,087)	(966)	(946)	(904)	(846)	(2,068)	(1,750)
Net	$5,124	$5,154	$5,269	$5,276	$5,119	$5,109	$10,278	$10,228

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Commercial

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Revenues
Premiums	$1,731	$2,411	$2,364	$2,310	$2,204	$2,164	$4,142	$4,368
Net investment income	423	419	424	462	480	498	842	978
Fee income	168	164	178	170	163	156	332	319
Other revenues	14	12	23	6	15	13	26	28
Total revenues	2,336	3,006	2,989	2,948	2,862	2,831	5,342	5,693

Claims and expenses
Claims and claim adjustment expenses	1,198	1,789	1,986	2,551	1,522	1,397	2,987	2,919
Amortization of deferred acquisition costs	254	335	330	326	317	306	589	623
General and administrative expenses	287	455	419	417	419	397	742	816
Interest expense	1	1	1	—	—	1	2	1
Total claims and expenses	1,740	2,580	2,736	3,294	2,258	2,101	4,320	4,359

Operating income (loss) before federal income taxes and minority interest	596	426	253	(346)	604	730	1,022	1,334
Income taxes	163	109	24	(164)	156	200	272	356
Minority interest, net of tax	3	1	5	2	—	—	4	—
Operating income (loss)	$430	$316	$224	$(184)	$448	$530	$746	$978

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment. Previously, Discover Re’s results were included in the Specialty segment. All prior quarters have been restated to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Commercial

($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Underwriting gain (loss)	$109	$(15)	$(114)	$(542)	$71	$136	$94	$207
Net investment income	314	324	327	356	367	385	638	752
Other, including minority interest	7	7	11	2	10	9	14	19
Operating income (loss)	$430	$316	$224	$(184)	$448	$530	$746	$978

GAAP Combined ratio (1, 2)
Loss and loss adjustment expense ratio	64.5%	71.6%	80.4%	106.9%	65.3%	61.7%	68.6%	63.5%
Underwriting expense ratio	25.9%	29.0%	27.5%	28.2%	29.1%	27.8%	27.7%	28.5%
Combined ratio	90.4%	100.6%	107.9%	135.1%	94.4%	89.5%	96.3%	92.0%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.1%	3.4%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	-0.3%	8.9%	4.9%	44.1%	0.3%	-0.5%	5.0%	-0.1%

(1)          Before policyholder dividends.

(2)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.

In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Billing and policy fees	$2	$4	$3	$4	$4	$2	$6	$6
Fee income:
Loss and loss adjustment expenses	$77	$77	$83	$83	$72	$59	$154	$131
Other underwriting expenses	91	87	95	87	91	97	178	188
Total fee income	$168	$164	$178	$170	$163	$156	$332	$319

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment. Previously, Discover Re’s results were included in the Specialty segment. All prior quarters have been restated to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Commercial

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Statutory underwriting
Gross written premiums	$2,213	$2,799	$2,854	$2,770	$2,751	$2,481	$5,012	$5,232
Net written premiums	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$3,999	$4,239

Net earned premiums	$1,731	$2,411	$2,364	$2,310	$2,204	$2,164	$4,142	$4,368
Losses and loss adjustment expenses	1,126	1,735	1,924	2,479	1,426	1,332	2,861	2,758
Underwriting expenses	443	696	589	573	607	565	1,139	1,172
Statutory underwriting gain (loss)	162	(20)	(149)	(742)	171	267	142	438
Policyholder dividends	5	(15)	3	(1)	10	4	(10)	14
Statutory underwriting gain (loss) after policyholder dividends	$157	$(5)	$(152)	$(741)	$161	$263	$152	$424

Other statistics
Effective tax rate on net investment income	25.7%	23.4%	22.6%	23.0%	23.6%	22.7%	24.6%	23.1%
Net investment income (after-tax)	$314	$324	$327	$356	$367	$385	$638	$752

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$286	$77	$—	$—	$—	$—
After-tax	$—	$—	$185	$50	$—	$—	$—	$—

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment. Previously, Discover Re’s results were included in the Specialty segment. All prior quarters have been restated to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Commercial

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Net written premiums by market
Commercial accounts	$848	$1,116	$1,075	$1,171	$1,127	$1,068	$1,964	$2,195
Select accounts	531	709	653	662	684	719	1,240	1,403
National accounts	240	241	290	269	341	238	481	579
Total core	1,619	2,066	2,018	2,102	2,152	2,025	3,685	4,177
Commercial other	146	168	113	79	40	22	314	62
Total	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$3,999	$4,239

Net written premiums by product line
Commercial multi-peril	$606	$610	$618	$683	$733	$681	$1,216	$1,414
Workers’ compensation	350	374	403	403	464	367	724	831
Commercial automobile	326	441	420	422	419	423	767	842
Property	298	425	378	371	379	359	723	738
General liability	182	362	302	284	185	205	544	390
Other	3	22	10	18	12	12	25	24
Total	$1,765	$2,234	$2,131	$2,181	$2,192	$2,047	$3,999	$4,239

National accounts
Additions to claim volume under administration (1)	$1,309	$707	$644	$740	$1,042	$838	$2,016	$1,880
Written fees	$214	$159	$142	$146	$173	$148	$373	$321

(1) Includes new and renewal business.

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment. Previously, Discover Re’s results were included in the Specialty segment. All prior quarters have been restated to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Proforma Gross and Net Written Premiums - Commercial

($ in millions)

This page displays proforma combined gross and net written premiums of Travelers and St. Paul, prior to the merger, and reported gross and net written premiums for St. Paul Travelers for second quarter 2004 and beyond.

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Gross written premiums	$3,119	$2,799	$2,854	$2,770	$2,751	$2,481	$5,918	$5,232

Net written premiums by market
Commercial accounts	$1,280	$1,116	$1,075	$1,171	$1,127	$1,068	$2,396	$2,195
Select accounts	708	709	653	662	684	719	1,417	1,403
National accounts	352	241	290	269	341	238	593	579
Total core	2,340	2,066	2,018	2,102	2,152	2,025	4,406	4,177
Commercial other	166	168	113	79	40	22	334	62
Total	2,506	$2,234	$2,131	$2,181	$2,192	$2,047	4,740	$4,239
Less: Pre-merger St. Paul	741						741
Total Commercial excluding pre-merger St. Paul	$1,765						$3,999

Net written premiums by product line
Commercial multi-peril	$669	$610	$618	$683	$733	$681	$1,279	$1,414
Workers’ compensation	489	374	403	403	464	367	863	831
Commercial automobile	459	441	420	422	419	423	900	842
Property	516	425	378	371	379	359	941	738
General liability	350	362	302	284	185	205	712	390
Other	23	22	10	18	12	12	45	24
Total	$2,506	$2,234	$2,131	$2,181	$2,192	$2,047	$4,740	$4,239

National accounts
Additions to claim volume under administration (1)	$1,309	$707	$644	$740	$1,042	$838	$2,016	$1,880

Written fees	$218	$159	$142	$146	$173	$148	$377	$321
Less: Pre-merger St. Paul	4						4
Total written fees excluding pre-merger St. Paul	$214						$373

(1)  Includes new and renewal business.

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated  to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Specialty

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Revenues
Premiums	$311	$1,375	$1,466	$1,490	$1,456	$1,449	$1,686	$2,905
Net investment income	51	129	149	158	170	173	180	343
Fee income	4	7	8	7	8	9	11	17
Other revenues	2	3	7	10	12	8	5	20
Total revenues	368	1,514	1,630	1,665	1,646	1,639	1,882	3,285

Claims and expenses
Claims and claim adjustment expenses	304	2,247	1,100	1,009	936	875	2,551	1,811
Amortization of deferred acquisition costs	56	242	245	249	240	224	298	464
General and administrative expenses	58	249	233	239	233	230	307	463
Total claims and expenses	418	2,738	1,578	1,497	1,409	1,329	3,156	2,738

Operating income (loss) before federal income taxes	(50)	(1,224)	52	168	237	310	(1,274)	547
Income taxes	(22)	(434)	14	36	64	89	(456)	153
Operating income (loss)	$(28)	$(790)	$38	$132	$173	$221	$(818)	$394

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated  to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Specialty

($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Underwriting gain (loss)	$(68)	$(887)	$(82)	$1	$34	$82	$(955)	$116
Net investment income	38	95	113	120	129	133	133	262
Other	2	2	7	11	10	6	4	16
Operating income (loss)	$(28)	$(790)	$38	$132	$173	$221	$(818)	$394

GAAP Combined ratio (1, 2)
Loss and loss adjustment expense ratio	97.7%	162.8%	74.5%	67.9%	64.3%	59.9%	150.8%	62.1%
Underwriting expense ratio	35.2%	35.5%	32.2%	32.6%	32.0%	31.0%	35.5%	31.5%
Combined ratio	132.9%	198.3%	106.7%	100.5%	96.3%	90.9%	186.3%	93.6%

Impact of catastrophes on combined ratio	0.0%	0.0%	12.5%	2.4%	1.3%	0.0%	0.0%	0.6%
Impact of prior year reserve development on combined ratio	48.2%	93.4%	0.2%	-0.7%	3.6%	1.1%	85.1%	2.4%

(1)          Before policyholder dividends.

(2)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.

In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Billing and policy fees	$—	$—	$—	$—	$2	$1	$—	$3
Fee income:
Loss and loss adjustment expenses	$(1)	$5	$4	$4	$4	$4	$4	$8
Other underwriting expenses	5	2	4	3	4	5	7	9
Total fee income	$4	$7	$8	$7	$8	$9	$11	$17

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated  to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Specialty

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Statutory underwriting
Gross written premiums	$398	$1,743	$1,640	$1,730	$1,691	$1,758	$2,141	$3,449
Net written premiums	$269	$1,463	$1,486	$1,588	$1,154	$1,545	$1,732	$2,699

Net earned premiums	$311	$1,382	$1,466	$1,490	$1,456	$1,449	$1,693	$2,905
Losses and loss adjustment expenses	304	2,254	1,113	1,016	936	872	2,558	1,808
Underwriting expenses	114	510	426	437	426	453	624	879
Statutory underwriting gain (loss)	(107)	(1,382)	(73)	37	94	124	(1,489)	218
Policyholder dividends	1	5	4	(8)	(3)	2	6	(1)
Statutory underwriting gain (loss) after policyholder dividends	$(108)	$(1,387)	$(77)	$45	$97	$122	$(1,495)	$219

Other statistics
Effective tax rate on net investment income	25.2%	25.8%	24.6%	23.9%	23.9%	23.4%	25.6%	23.6%
Net investment income (after-tax)	$38	$95	$113	$120	$129	$133	$133	$262

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$184	$36	$19	$—	$—	$19
After-tax	$—	$—	$125	$28	$13	$—	$—	$13

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated  to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Net Written Premiums - Specialty

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Net written premiums by market
Construction	$126	$274	$194	$250	$250	$261	$400	$511
Bond	142	303	414	359	163	368	445	531
Financial & Professional Services	—	184	221	231	120	232	184	352
Other	—	342	415	429	357	388	342	745
Total Domestic Specialty	268	1,103	1,244	1,269	890	1,249	1,371	2,139
International Specialty	1	360	242	319	264	296	361	560
Total	$269	$1,463	$1,486	$1,588	$1,154	$1,545	$1,732	$2,699

Net written premiums by product line
Workers’ compensation	$28	$125	$104	$124	$119	$124	$153	$243
Commercial automobile	30	114	120	126	92	95	144	187
Property	5	83	107	101	136	141	88	277
General liability	71	460	473	543	375	579	531	954
Fidelity & Surety	91	241	353	299	130	296	332	426
Commercial multi-peril	43	80	87	76	38	14	123	52
International	1	360	242	319	264	296	361	560
Total	$269	$1,463	$1,486	$1,588	$1,154	$1,545	$1,732	$2,699

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated  to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Proforma Gross and Net Written Premiums - Specialty

($ in millions)

This page displays proforma combined gross and net written premiums of Travelers and St. Paul, prior to the merger, and reported gross and net written premiums for St. Paul Travelers for second quarter 2004 and beyond.

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Gross written premiums	$1,736	$1,743	$1,640	$1,730	$1,691	$1,758	$3,479	$3,449

Net written premiums by market
Construction	$325	$274	$194	$250	$250	$261	$599	$511
Bond	132	303	414	359	163	368	435	531
Financial & Professional Services	163	184	221	231	120	232	347	352
Other	402	342	415	429	357	388	744	745
Total Domestic Specialty	1,022	1,103	1,244	1,269	890	1,249	2,125	2,139
International Specialty	295	360	242	319	264	296	655	560
Total	1,317	$1,463	$1,486	$1,588	$1,154	$1,545	2,780	$2,699
Less: Pre-merger St. Paul	1,048						1,048
Total Specialty excluding pre-merger St. Paul	$269						$1,732

Net written premiums by product line
Workers’ compensation	$140	$125	$104	$124	$119	$124	$265	$243
Commercial automobile	145	114	120	126	92	95	259	187
Property	101	83	107	101	136	141	184	277
General liability	452	460	473	543	375	579	912	954
Fidelity & Surety	97	241	353	299	130	296	338	426
Commercial multi-peril	87	80	87	76	38	14	167	52
International	295	360	242	319	264	296	655	560
Total	$1,317	$1,463	$1,486	$1,588	$1,154	$1,545	$2,780	$2,699

Beginning in the second quarter of 2005, the results of Discover Re are included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated  to conform with the second quarter 2005 presentation.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income - Personal

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Revenues
Premiums	$1,297	$1,368	$1,439	$1,476	$1,459	$1,496	$2,665	$2,955
Net investment income	145	93	92	112	109	116	238	225
Other revenues	23	21	22	25	24	23	44	47
Total revenues	1,465	1,482	1,553	1,613	1,592	1,635	2,947	3,227

Claims and expenses
Claims and claim adjustment expenses	779	833	1,000	643	765	829	1,612	1,594
Amortization of deferred acquisition costs	216	228	245	252	253	253	444	506
General and administrative expenses	119	132	129	156	154	162	251	316
Total claims and expenses	1,114	1,193	1,374	1,051	1,172	1,244	2,307	2,416

Operating income before federal income taxes	351	289	179	562	420	391	640	811
Income taxes	114	92	52	184	135	125	206	260
Operating income	$237	$197	$127	$378	$285	$266	$434	$551

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Operating Income by Major Component and Combined Ratio - Personal

($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Underwriting gain	$119	$113	$41	$278	$186	$164	$232	$350
Net investment income	102	70	72	85	83	88	172	171
Other	16	14	14	15	16	14	30	30
Operating income	$237	$197	$127	$378	$285	$266	$434	$551

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	60.1%	60.9%	69.5%	43.6%	52.4%	55.4%	60.5%	53.9%
Underwriting expense ratio	24.2%	24.7%	24.5%	26.1%	26.3%	26.2%	24.5%	26.3%
Combined ratio	84.3%	85.6%	94.0%	69.7%	78.7%	81.6%	85.0%	80.2%

Impact of catastrophes on combined ratio	1.5%	1.8%	9.9%	0.2%	0.8%	0.7%	1.7%	0.8%
Impact of prior year reserve development on combined ratio	-7.8%	-7.3%	-2.6%	-9.5%	-7.8%	-5.4%	-7.5%	-6.6%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Billing and policy fees	$21	$22	$23	$22	$23	$23	$43	$46

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$1,399	$1,600	$1,635	$1,477	$1,478	$1,670	$2,999	$3,148
Net written premiums	$1,366	$1,559	$1,572	$1,432	$1,434	$1,624	$2,925	$3,058

Net earned premiums	$1,297	$1,368	$1,439	$1,476	$1,459	$1,496	$2,665	$2,955
Losses and loss adjustment expenses	779	829	1,003	644	765	829	1,608	1,594
Underwriting expenses	346	397	405	396	402	443	743	845
Statutory underwriting gain (loss)	$172	$142	$31	$436	$292	$224	$314	$516

Other statistics
Effective tax rate on net investment income	29.6%	24.2%	22.6%	23.7%	24.2%	24.0%	27.5%	24.1%
Net investment income (after-tax)	$102	$70	$72	$85	$83	$88	$172	$171

Catastrophes, net of reinsurance:
Pre-tax	$20	$24	$142	$3	$12	$11	$44	$23
After-tax	$13	$16	$92	$2	$7	$8	$29	$15

Policies in force (in thousands)
Automobile	2,157	2,234	2,260	2,264	2,270	2,281	2,234	2,281
Homeowners and other	3,607	3,766	3,906	4,001	4,028	4,080	3,766	4,080

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Automobile)

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$854	$900	$897	$819	$870	$888	$1,754	$1,758
Net written premiums	$847	$893	$884	$809	$854	$878	$1,740	$1,732

Net earned premiums	$782	$825	$851	$862	$840	$851	$1,607	$1,691
Losses and loss adjustment expenses	577	596	617	468	505	542	1,173	1,047
Underwriting expenses	199	205	207	206	213	222	404	435
Statutory underwriting gain (loss)	$6	$24	$27	$188	$122	$87	$30	$209

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	73.7%	72.7%	72.1%	54.3%	60.1%	63.6%	73.2%	61.9%
Underwriting expense ratio	22.7%	22.4%	22.3%	24.0%	23.5%	24.0%	22.5%	23.8%
Combined ratio	96.4%	95.1%	94.4%	78.3%	83.6%	87.6%	95.7%	85.7%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.6%	0.3%	0.0%	0.0%	0.0%	0.0%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$—	$5	$3	$—	$—	$—	$—
After-tax	$—	$—	$3	$2	$—	$—	$—	$—

Policies in force (in thousands)	2,157	2,234	2,260	2,264	2,270	2,281	2,234	2,281
Change from prior year quarter	8.1%	10.8%	10.5%	9.4%	5.2%	2.1%
Change from prior quarter	4.3%	3.6%	1.2%	0.2%	0.3%	0.5%

(1)   Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Billing and policy fees	$14	$14	$15	$14	$15	$14	$28	$29

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Selected Statistics - Personal (Homeowners and Other)

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Statutory underwriting

Gross written premiums	$545	$700	$738	$658	$608	$782	$1,245	$1,390
Net written premiums	$519	$666	$688	$623	$580	$746	$1,185	$1,326

Net earned premiums	$515	$543	$588	$614	$619	$645	$1,058	$1,264
Losses and loss adjustment expenses	202	233	386	176	260	287	435	547
Underwriting expenses	147	192	198	190	189	221	339	410
Statutory underwriting gain (loss)	$166	$118	$4	$248	$170	$137	$284	$307

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	39.2%	42.9%	65.7%	28.6%	42.0%	44.5%	41.1%	43.3%
Underwriting expense ratio	26.6%	28.2%	27.7%	29.0%	30.1%	29.2%	27.5%	29.6%
Combined ratio	65.8%	71.1%	93.4%	57.6%	72.1%	73.7%	68.6%	72.9%

Impact of catastrophes on combined ratio	3.9%	4.4%	23.3%	0.0%	1.9%	1.7%	4.2%	1.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$20	$24	$137	$—	$12	$11	$44	$23
After-tax	$13	$16	$89	$—	$7	$8	$29	$15

Policies in force (in thousands)	3,607	3,766	3,906	4,001	4,028	4,080	3,766	4,080
Change from prior year quarter	9.4%	12.3%	14.2%	14.9%	11.7%	8.3%
Change from prior quarter	3.6%	4.4%	3.7%	2.4%	0.7%	1.3%

(1)   Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Billing and policy fees	$7	$8	$8	$8	$8	$9	$15	$17

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Interest Expense and Other

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Revenues
Net investment income	$—	$1	$2	$3	$6	$(12)	$1	$(6)
Other revenues	—	2	4	2	(1)	(1)	2	(2)
Total revenues	—	3	6	5	5	(13)	3	(8)

Claims and expenses
Interest expense	35	62	66	70	71	69	97	140
General and administrative expenses	3	28	11	10	7	—	31	7
Total claims and expenses	38	90	77	80	78	69	128	147

Operating loss before federal income tax benefit	(38)	(87)	(71)	(75)	(73)	(82)	(125)	(155)
Income taxes	(13)	(26)	(25)	(24)	(26)	(31)	(39)	(57)
Minority Interest, net of tax	—	(1)	—	—	—	—	(1)	—
Operating loss	$(25)	$(60)	$(46)	$(51)	$(47)	$(51)	$(85)	$(98)

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet (1)

($ in millions)

	June 30,	December 31,
	2005 (1)	2004

Assets
Fixed maturities, available for sale at fair value (including $2,318 and $2,603 subject to securities lending and repurchase agreements) (amortized cost $56,219 and $53,017)	$57,639	$54,269
Equity securities, at fair value (cost $632 and $687)	693	759
Real estate	783	773
Mortgage loans	190	191
Short-term securities	4,819	4,944
Other investments	2,971	3,432
Total investments	67,095	64,368

Cash	738	262
Investment income accrued	744	671
Premiums receivable	6,296	6,201
Reinsurance recoverables	18,393	19,054
Ceded unearned premiums	1,599	1,565
Deferred acquisition costs	1,567	1,559
Deferred tax asset	1,467	2,198
Contractholder receivables	5,692	5,629
Goodwill	3,491	3,564
Intangible assets	993	1,062
Net assets of discontinued operations (2)	784	2,041
Other assets	2,945	3,072
Total assets	$111,804	$111,246

	June 30,	December 31,
	2005 (1)	2004

Liabilities
Claims and claim adjustment expense reserves	$58,114	$59,070
Unearned premium reserves	11,121	11,310
Contractholder payables	5,692	5,629
Payables for reinsurance premiums	819	896
Debt	5,802	6,313
Other liabilities	7,887	6,827
Total liabilities	89,435	90,045

Shareholders’ equity
Preferred stock:
Stock Ownership Plan - convertible preferred stock (0.5 and 0.6 shares issued and outstanding)	173	193
Guaranteed obligation - Stock Ownership Plan	—	(5)
Common stock (1750.0 shares authorized; 675.3 and 670.7 shares issued; 674.6 and 670.3 shares outstanding)	17,586	17,414
Retained earnings	3,732	2,744
Accumulated other changes in equity from nonowner sources	1,024	952
Treasury stock, at cost (0.7 and 0.4 shares)	(28)	(14)
Unearned compensation	(118)	(83)
Total shareholders’ equity	22,369	21,201
Total liabilities and shareholders’ equity	$111,804	$111,246

(1)          Preliminary.

(2)          As a result of decrease in the Company’s ownership interest in Nuveen, the Company began applying the equity method of accounting for its investment in Nuveen in 2Q 2005.  Accordingly, the assets and liabilities of Nuveen were reclassified to net assets of discontinued operations.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value, $ in millions)

	June 30,	Pre-tax Book	December 31,	Pre-tax Book
	2005	Yield	2004	Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$28,159	4.75%	$27,686	4.78%
Tax-exempt fixed maturities	29,480	4.18%	26,583	4.14%
Total fixed maturities	57,639	4.47%	54,269	4.47%

Non-redeemable preferred stocks	524	4.97%	581	6.71%
Common stocks	169	N/A	178	N/A
Total equity securities	693	N/A	759	N/A

Mortgage loans	190	8.90%	191	8.25%

Real estate	783	N/A	773	N/A

Short-term securities	4,819	3.21%	4,944	2.23%

Private equities	1,577	N/A	1,707	N/A
Arbitrage funds	732	N/A	944	N/A
Real estate joint ventures & other	630	N/A	743	N/A
Trading securities	32	N/A	38	N/A
Total other investments	2,971	N/A	3,432	N/A

Total investments	$67,095	4.39%	$64,368	4.31%

Net unrealized gain on investment securities, net of tax, included in shareholders’ equity	$962		$866

The St. Paul Travelers Companies, Inc.

Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)

	June 30,	December 31,
	2005	2004
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$7,562	$8,678
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	3,557	3,033
Corporates (including redeemable preferreds)	14,997	13,856
Obligations of states and political subdivisions	29,839	26,841
Debt securities issued by foreign governments	1,684	1,861
Subtotal - Available-for-sale securities	57,639	54,269
Trading securities	7	15
Total fixed maturities	$57,646	$54,284

Fixed Maturities

Quality Characteristics (1)

	June 30, 2005
	Amount	% of Total
Quality Ratings
Aaa	$36,052	62.5%
Aa	11,226	19.5
A	4,771	8.3
Baa	3,724	6.5
Total investment grade	55,773	96.8
Ba	880	1.5
B	655	1.1
Caa and lower	331	0.6
Total below investment grade	1,866	3.2
Total fixed maturities, excluding trading securities	$57,639	100.0%
Trading securities	$7
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.9

(1)          Rated using external rating agencies or by St. Paul Travelers when a public rating does not exist. Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc.

Investment Income

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Gross investment income
Fixed maturities	$412	$555	$583	$579	$609	$615	$967	$1,224
Short-term securities	9	12	21	27	30	37	21	67
Mortgage loans	4	14	4	3	4	4	18	8
Other (1)	249	67	69	161	139	145	316	284
	674	648	677	770	782	801	1,322	1,583
Investment expenses (1)	55	6	10	35	17	26	61	43
Net investment income, pre-tax	619	642	667	735	765	775	1,261	1,540
Income taxes	165	152	153	173	182	177	317	359
Net investment income, after-tax	$454	$490	$514	$562	$583	$598	$944	$1,181

Effective tax rate	26.6%	23.7%	23.0%	23.4%	23.9%	22.8%	25.1%	23.3%

Average invested assets (2)	$37,097	$59,292	$61,274	$62,892	$64,218	$65,765	$48,195	$65,002

Average yield pre-tax	6.7%	4.3%	4.4%	4.7%	4.8%	4.7%	5.2%	4.7%
Average yield after-tax	4.9%	3.3%	3.4%	3.6%	3.6%	3.6%	3.9%	3.6%

(1)          Includes $166 million and $39 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment.  Commercial, Specialty and Personal include $82 million, $3 million and $42 million of pre-tax net investment income ($54 million, $2 million and $27 million after-tax), respectively, related to this private equity investment.

(2)          Reduced by payables for securities lending and repurchase agreements and excludes net unrealized investment gains and losses, receivables for investment sales, and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Net realized investment gains (losses)
Fixed maturities	$12	$38	$11	$2	$14	$(41)	$50	$(27)
Equity securities	1	1	8	14	4	4	2	8
Other	(55)	16	(68)	(19)	(18)	(18)	(39)	(36)
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—	(55)	13	(55)
Related taxes	(15)	20	(17)	1	(18)	(20)	5	(38)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18	$(35)	$8	$(17)

Gross investment gains (1)	$135	$371	$185	$326	$203	$212	$506	$415
Gross investment losses before impairments (1)	(166)	(293)	(206)	(311)	(194)	(225)	(459)	(419)
Impairments	(11)	(23)	(28)	(18)	(9)	(42)	(34)	(51)
Realized investment gains (losses) before tax	(42)	55	(49)	(3)	—	(55)	13	(55)
Related taxes	(15)	20	(17)	1	(18)	(20)	5	(38)
Net realized investment gains (losses)	$(27)	$35	$(32)	$(4)	$18	$(35)	$8	$(17)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2004	2004	2004	2004	2005	2005

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,805	$154	$1,268	$1,252	$429	$1,420
Equity securities & other	75	71	57	83	21	65
Unrealized investment gains before tax and minority interest	1,880	225	1,325	1,335	450	1,485
Related taxes	658	84	466	469	173	523
Minority interest, net of tax	(1)	—	—	—	—	—

Balance, end of period	$1,223	$141	$859	$866	$277	$962

(1)          Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$105	$161	$78	$86	$85	$78	$266	$163
Gross investment Treasury future losses	$160	$104	$124	$85	$66	$123	$264	$189

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

($ in millions)

	June 30,	December 31,
	2005	2004
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$12,941	$13,367
Allowance for uncollectible reinsurance	(754)	(751)
Net reinsurance recoverables	12,187	12,616
Mandatory pools and associations	2,250	2,497
Structured settlements	3,956	3,941
Total reinsurance recoverables	$18,393	$19,054

The Company’s top five reinsurers,  including retroactive reinsurance, by reinsurance recoverable at December 31, 2004 is as follows:

	December 31,
Reinsurer	2004	A.M. Best Rating of Reinsurer
American Re-Insurance Company	$1,198	A third highest of 16 ratings
General Reinsurance Corporation	826	A++ highest of 16 ratings
XL Reinsurance America Inc.	613	A+ second highest of 16 ratings
Transatlantic Reinsurance Company	604	A+ second highest of 16 ratings
Swiss Reinsurance America Corporation	493	A+ second highest of 16 ratings

The gross reinsurance recoverable on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The St. Paul Travelers Companies, Inc.

Net Reserves for Losses and Loss Adjustment Expense

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005
Commercial
Beginning of period	$18,791	$18,847	$27,981	$28,408	$29,021	$28,772	$18,791	$29,021
Incurred	1,126	1,735	1,924	2,479	1,426	1,332	2,861	2,758
Paid	(1,070)	(1,430)	(1,498)	(1,931)	(1,705)	(1,725)	(2,500)	(3,430)
Acquired reserves, foreign exchange and other (1)	—	8,829	1	65	30	(27)	8,829	3
End of period	$18,847	$27,981	$28,408	$29,021	$28,772	$28,352	$27,981	$28,352

Specialty
Beginning of period	$2,020	$2,204	$8,723	$9,129	$9,373	$9,582	$2,020	$9,373
Incurred	304	2,254	1,113	1,016	936	872	2,558	1,808
Paid	(120)	(564)	(644)	(894)	(694)	(710)	(684)	(1,404)
Acquired reserves, foreign exchange and other (1)	—	4,829	(63)	122	(33)	(58)	4,829	(91)
End of period	$2,204	$8,723	$9,129	$9,373	$9,582	$9,686	$8,723	$9,686

Personal
Beginning of period	$3,218	$3,233	$3,335	$3,553	$3,334	$3,283	$3,218	$3,334
Incurred	779	829	1,003	643	765	829	1,608	1,594
Paid	(764)	(752)	(785)	(862)	(816)	(793)	(1,516)	(1,609)
Acquired reserves, foreign exchange and other (1)	—	25	—	—	—	—	25	—
End of period	$3,233	$3,335	$3,553	$3,334	$3,283	$3,319	$3,335	$3,319

Total
Beginning of period	$24,029	$24,284	$40,039	$41,090	$41,728	$41,637	$24,029	$41,728
Incurred	2,209	4,818	4,040	4,138	3,127	3,033	7,027	$6,160
Paid	(1,954)	(2,746)	(2,927)	(3,687)	(3,215)	(3,228)	(4,700)	(6,443)
Acquired reserves, foreign exchange and other (1)	—	13,683	(62)	187	(3)	(85)	13,683	(88)
End of period	$24,284	$40,039	$41,090	$41,728	$41,637	$41,357	$40,039	$41,357

Prior Year Reserve Development:

Commercial
Asbestos	$—	$5	$—	$922	$—	$—	$5	$—
Environmental	—	197	5	84	—	—	197	—
All other	(6)	11	112	13	6	(10)	5	(4)
Accretion of discount	16	17	15	25	13	14	33	27
Total Commercial	10	230	132	1,044	19	4	240	23

Specialty
Asbestos	—	—	1	—	—	—	—	—
Environmental	—	7	(3)	—	—	—	7	—
All other	150	1,277	5	(11)	53	16	1,427	69
Accretion of discount	—	1	1	—	2	—	1	2
Total Specialty	150	1,285	4	(11)	55	16	1,435	71

Personal	(101)	(100)	(37)	(140)	(114)	(81)	(201)	(195)
Total (2)	$59	$1,415	$99	$893	$(40)	$(61)	$1,474	$(101)

(1)          All St Paul 1Q 2004 ending reserve balances are shown as acquired reserves during 2Q 2004.

(2)          Prior year reserve development within incurred losses does not include the benefit (detriment) of retroactive reinsurance which totals $(15) million and $5 million for 2Q 2004 and 3Q 2004 respectively.

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Asbestos reserves
Beginning reserves:
Direct	$3,782	$3,688	$4,052	$3,976	$4,775	$4,675	$3,782	$4,775
Ceded	(805)	(799)	(999)	(868)	(843)	(818)	(805)	(843)
Net	2,977	2,889	3,053	3,108	3,932	3,857	2,977	3,932
Acquired reserves:
Direct	—	502	—	—	—	—	502	—
Ceded	—	(191)	—	—	—	—	(191)	—
Incurred losses and loss expenses:
Direct	—	7	2	932	—	—	7	—
Ceded	—	(2)	(1)	(10)	—	—	(2)	—
Accretion of discount:
Direct	5	5	3	4	—	1	10	1
Ceded	—	—	—	—	—	—	—	—
Losses paid:
Direct	99	150	81	137	100	149	249	249
Ceded	(6)	7	(132)	(35)	(25)	(33)	1	(58)
Ending reserves:
Direct	3,688	4,052	3,976	4,775	4,675	4,527	4,052	4,527
Ceded	(799)	(999)	(868)	(843)	(818)	(785)	(999)	(785)
Net	$2,889	$3,053	$3,108	$3,932	$3,857	$3,742	$3,053	$3,742

Environmental reserves
Beginning reserves:
Direct	$331	$287	$764	$701	$725	$624	$331	$725
Ceded	(41)	(39)	(108)	(98)	(84)	(85)	(41)	(84)
Net	290	248	656	603	641	539	290	641
Acquired reserves:
Direct	—	271	—	—	—	—	271	—
Ceded	—	(58)	—	—	—	—	(58)	—
Incurred losses and loss expenses:
Direct	—	242	1	80	—	—	242	—
Ceded	—	(38)	1	4	—	—	(38)	—
Losses paid:
Direct	44	36	64	56	101	77	80	178
Ceded	(2)	(27)	(9)	(10)	1	(6)	(29)	(5)
Ending reserves:
Direct	287	764	701	725	624	547	764	547
Ceded	(39)	(108)	(98)	(84)	(85)	(79)	(108)	(79)
Net	$248	$656	$603	$641	$539	$468	$656	$468

See Glossary of Financial Measures and Description of Operating Segments on page 36.

The St. Paul Travelers Companies, Inc.

Capitalization

($ in millions)

	June 30,	December 31,
	2005	2004
Debt

Short-term debt
Commercial paper	$398	$499
7.875% Senior notes due April 15, 2005	—	238
7.125% Senior notes due June 1, 2005	—	79
Medium-term notes maturing in 2005	35	99
Total short-term debt	433	915

Long-term debt
Medium-term notes with various maturities from 2006 to 2010	298	298
6.75% Senior notes due November 15, 2006	150	150
5.75% Senior notes due March 15, 2007	500	500
5.01% Senior notes due August 16, 2007	442	442
3.75% Senior notes due March 15, 2008	400	400
4.50% Zero coupon convertible notes due 2009	120	117
8.125% Senior notes due April 15, 2010	250	250
7.81% Private placement notes due on various dates through 2011	20	20
5.00% Senior notes due March 15, 2013	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027	81	81
4.50% Convertible junior subordinated notes due April 15, 2032	893	893
6.375% Senior notes due March 15, 2033	500	500
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
7.60% Subordinated debentures due October 15, 2050	593	593
Total long-term debt	5,201	5,198
Unamortized fair value adjustment	205	239
Unamortized debt issuance costs	(37)	(39)
	5,369	5,398
Total debt	5,802	6,313

Minority interest	2	20

Preferred equity	173	188

Common equity (excluding SFAS 115)	21,234	20,145

Total capital	$27,211	$26,666

Total debt to capital	21.3%	23.7%

The St. Paul Travelers Companies, Inc.

Statutory to GAAP Shareholders’ Equity Reconciliation

($ in millions)

	June 30,	December 31,
	2005	2004

Statutory capital and surplus	$16,137	$15,112

GAAP adjustments

Goodwill and intangible assets	4,228	4,373

Investments	2,140	2,129

Noninsurance companies	(3,050)	(3,238)

Deferred acquisition costs	1,567	1,557

Deferred federal income tax	309	338

Reinsurance recoverables	554	461

Furniture, equipment & software	179	200

Employee benefits	161	83

Agents balances	108	139

Other	36	47

Total GAAP adjustments	6,232	6,089

GAAP shareholders’ equity	$22,369	$21,201

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Cash flows from operating activities
Net income (loss)	$587	$(275)	$340	$303	$212	$1,069	$312	$1,281
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	—	(27)	(29)	(32)	665	(138)	(27)	527
Net realized investment (gains) losses	42	(55)	49	3	—	55	(13)	55
Depreciation and amortization	25	71	252	174	150	212	96	362
Deferred federal income taxes (benefit)	(17)	(98)	(63)	(100)	110	625	(115)	735
Amortization of deferred policy acquisition costs	526	805	820	828	810	783	1,331	1,593
Premium balances receivable	(12)	(90)	320	102	92	(187)	(102)	(95)
Reinsurance recoverables	239	(24)	(126)	495	228	433	215	661
Deferred acquisition costs	(549)	(819)	(810)	(770)	(808)	(793)	(1,368)	(1,601)
Claim and claim adjustment expense reserves	96	2,140	1,081	156	(433)	(512)	2,236	(945)
Unearned premium reserves	151	(4)	(84)	(105)	(148)	(41)	147	(189)
Trading account activities	2	13	4	1	—	6	15	6
Other	(309)	(218)	98	(41)	150	(775)	(527)	(625)
Net cash provided by operating activities	781	1,419	1,852	1,014	1,028	737	2,200	1,765

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	865	1,822	1,332	1,602	1,073	1,348	2,687	2,421
Mortgage loans	4	46	18	8	5	1	50	6
Proceeds from sales of investments
Fixed maturities	2,158	1,855	950	2,982	1,052	1,659	4,013	2,711
Equity securities	68	39	46	112	39	73	107	112
Mortgage loans	29	12	20	—	—	—	41	—
Real estate	—	21	8	—	—	—	21	—
Purchase of investments
Fixed maturities	(3,676)	(2,980)	(4,890)	(4,976)	(4,175)	(4,391)	(6,656)	(8,566)
Equity securities	(28)	(20)	(11)	(35)	(21)	(1)	(48)	(22)
Mortgage loans	(2)	(53)	—	—	—	(9)	(55)	(9)
Real estate	—	(10)	(22)	10	(8)	(14)	(10)	(22)
Short-term securities, (purchases) sales, net	224	(1,476)	(160)	(501)	980	(855)	(1,252)	125
Other investments, net	107	302	172	301	228	174	409	402
Securities transactions in course of settlement	(681)	(563)	712	(576)	195	268	(1,244)	463
Net cash acquired in merger	—	151	—	—	—	—	151	—
Other	—	11	15	(29)	—	(48)	11	(48)
Net cash used by investing activities	(932)	(843)	(1,810)	(1,102)	(632)	(1,795)	(1,775)	(2,427)

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Preliminary (Continued)

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2004	2004	2004	2004	2005	2005	2004	2005

Cash flows from financing activities
Issuance of debt	—	—	128	174	—	—	—	—
Payment of debt	—	(224)	(3)	—	(2)	(479)	(224)	(481)
Treasury stock acquired - net employee stock-based compensation	(9)	(11)	—	(3)	(8)	(6)	(20)	(14)
Issuance of common stock - employee stock options	29	39	12	31	32	29	68	61
Dividends to shareholders	(81)	(263)	(149)	(149)	(150)	(157)	(344)	(307)
Repurchase of minority interest	—	(76)	—	—	—	—	(76)	—
Other	—	11	38	30	13	3	11	16

Net cash provided (used) by financing activities	(61)	(524)	26	83	(115)	(610)	(585)	(725)

Effect of exchange rate changes on cash	—	—	(2)	9	(2)	(2)	—	(4)
Net proceeds from the sale of discontinued operations	—	—	—	—	—	1,867	—	1,867

Net increase (decrease) in cash	(212)	52	66	4	279	197	(160)	476
Cash at beginning of period	352	140	192	258	262	541	352	262
Cash at end of period	$140	$192	$258	$262	$541	$738	$192	$738

Income taxes (received) paid	$108	$438	$—	$(18)	$13	$357	$546	$370
Interest paid	$47	$72	$83	$79	$87	$86	$119	$173

(1) Cash of discontinued operations is included in “assets of discontinued operations” on the balance sheet.

The St. Paul Travelers Companies, Inc.

Financial Supplement - Second Quarter 2005

All historical information through the first quarter of 2004 included in this Financial Supplement presents only results of Travelers as Travelers is being treated as the accounting acquirer.  Where applicable, historical results conform with current business segment definitions.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses) and discontinued operations.  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Continuing operations return on equity is the ratio of income from continuing operations to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized gains and losses on investment securities and discontinued operations, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain or loss is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, billing and policy fees to net earned premium. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.

Proforma combined gross and net written premiums reflect the addition of gross and net written premiums, respectively, of The St. Paul and Travelers for periods prior to the merger on April 1, 2004. The proforma combined gross and net written premium amounts are not affected by purchase accounting adjustments. Gross and net written premiums are a measure of business volume before and after reinsurance.  The proforma information presented is not necessarily indicative of what would have occurred had the acquisition and related transactions been made at the beginning of the applicable period, or of future results of the company.

Adjusted book value per share represents assets less liabilities and preferred shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property-casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

St. Paul Travelers has organized its businesses into the following operating and reporting segments, beginning with the second quarter 2004:

Commercial: Commercial – Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial - Other includes policies written by Gulf, primarily management and professional liability coverages (prior to the integration of these products into Specialty in April 2004), the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic Specialty includes Financial and Professional Services, Bond, Construction, Technology, Ocean Marine, Oil and Gas, Public Sector, and Excess and Umbrella, among others.  International Specialty includes operations in the U.K., Ireland, Canada, and the Company’s participation in Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Discontinued Operations (Asset Management) comprises Nuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments.  The Company held a 31% interest in Nuveen Investments as of June 30, 2005.

* * * * *

Segment results for periods beginning prior to April 1, 2004 have been restated from the historical presentation of Travelers to conform to the new St. Paul Travelers segment arrangement where practicable.  As a result, prior quarter Bond and Construction results were disaggregated from historical Travelers Commercial Lines segment to create a historical Specialty segment and to restate Commercial into the new format.  Beginning in the second quarter of 2005, the results of Discover Re are now included in the Commercial segment.  Previously, Discover Re’s results were included in the Specialty segment.  All prior quarters have been restated to conform with the second quarter 2005 presentation.

Invested and other assets and net investment income (NII) of historical Travelers had been specifically identified by reporting segment prior to the merger.  Beginning in the second quarter 2004, the Company developed a methodology to allocate NII and invested assets to the identified segments.  This methodology allocates pretax NII based upon an investable funds concept, which takes into account liabilities (net of non-invested assets) and appropriate capital considerations for each segment.  It is not practicable to apply the methodology to historical businesses and as such, actual (versus allocated) NII is included in revenues and operating income of the restated segments for periods prior to the merger.  It is also not practicable to present total assets for restated Specialty and Commercial segments for periods prior to the merger.  The Company believes that the differences, if any, are not significant to a comparison with the new segment presentation.